UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2010
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California	90024

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 25, 2010, the Company announced the appointment of Jeff Kaminski, 48, as Executive Vice President and Chief Financial Officer. Mr. Kaminski will begin his duties on or about June 7, 2010.
From 2008 to 2010, Mr. Kaminski served as Senior Vice President and Chief Financial Officer of Federal-Mogul Corporation, a global supplier of component parts to original equipment manufacturers of automotive, light commercial, heavy-duty and off-highway vehicles, as well as the worldwide aftermarket. From 2005 to 2008, he served as Federal-Mogul’s Senior Vice President, Global Purchasing, and from 2003 to 2005 as its Vice President, Global Supply Chain Management.
Mr. Kaminski will be entitled to the following compensatory arrangements, subject to the approval of the Management Development and Compensation Committee of the Company’s Board of Directors:
•	an initial base salary of $550,000 per year;

•	the right to participate in the Company’s Annual Incentive Plan for Executive Officers for fiscal year 2010 (with a target opportunity prorated to 60% of his annual base salary) and fiscal year 2011 (with a target opportunity equal to 100% of his annual base salary);

•	eligibility for participation in the Company’s long term incentive program, with a recommended initial grant of equity-based awards valued at $300,000, and a recommended annual grant (to be made with annual grants to other employees later in the year) valued at $800,000;

•	reimbursement of relocation expenses pursuant to the Company’s relocation policy, and up to $5,000 per month for temporary housing for up to six months;

•	eligibility for participation in the Company’s executive benefits and life insurance programs;

•	eligibility for participation in the Company’s Deferred Compensation Plan and 401(k) Savings Plan; and

•	eligibility for participation in the Company’s Change in Control Severance Plan and, after one year of employment, in the Company’s Executive Severance Plan.
For descriptions and copies of the plans and policies referenced above, please refer to the Company’s most recent annual report on Form 10-K and its most recent proxy statement.
Effective on Mr. Kaminski’s start date, William R. Hollinger, the Company’s Senior Vice President and Chief Accounting Officer, will no longer serve as the Company’s principal financial officer, but he will continue to serve as the Company’s principal accounting officer.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release dated May 25, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: May 25, 2010

KB Home
By:	/s/ Wendy C. Shiba
Wendy C. Shiba
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 25, 2010.

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